Exhibit 99.1

Exhibit 99.1
Deutsche Bank dbAccess
Global Consumer Conference
June 14, 2016
COTY
FASTER.FURTHER.FREER.

COTY’s Ambition in Beauty
Transform COTY into a new global leader and challenger
in the Beauty Industry
For the ultimate benefit of shareholders!
COTY 2

BENEFITS OF THE P&G BEAUTY
TRANSACTION

Creation of a ~$9Bn Leader and Challenger in Beauty
Global Beauty (1) FY15 Net Sales ($Bn)
9.2
4.8 4.4
L’OREAL
ESTEE LAUDER
New Coty2
AVON
HIEIDO
Beiersdorf
Unilever
P&G Beauty Brands3
COTY4
LVMH
Kao
P&G
Johnson&Johnson
Natura
Henkel
REVLON CLARINS PARIS
PUIG
Nestl
Pure Play Beauty Player
Non Pure Play Beauty Player
Skin Care Focused Players in
Beauty
Notes: Source: Based on company information, Nielsen and Euromonitor data, and estimates
(1) Global Beauty defined as Fragrances, Color, Skin, Retail Hair Coloring & Styling, Salon Hair
(2) “New Coty” refers to the combination of existing Coty and P&G Beauty Brands
(3) “P&G Beauty Brands” excludes Dolce & Gabbana and Christina Aguilera fragrance licenses that will not be transferring to Coty (the “Excluded Brands”), and certain brands that were never intended to be part of the transaction (Laura Biagiotti, Puma, Rochas, Giorgio Beverly Hills and Naomi Campbell) (the “Divested Brands”)
(4) Coty does not include acquired Hypermarcas revenues
COTY 4

Creation of the Worldwide #1 in Fragrances
Global Fragrances FY15 Net Sales ($Bn)
3.5
2.2
1.3
New COTY
L’OREAL
COTY
LVMH
AVON
ESTE LAUDER
P&G Beauty Brands
ooticrio
PUIG
Pure Play Beauty Player
Non Pure Play Beauty Player
Source: Based on company information, Euromonitor data, and estimates
COTY 5

Strong Worldwide #3 Position in Color Cosmetics
Global Color FY15 Net Sales ($Bn)
2.5
1.4
1.1
L’OREAL
ESTE LAUDER
New COTY
COTY
P&G Beauty Brands
AVON
HIEIDO
LVMH
REVLON
Kao
Pure Play Beauty Player
Non Pure Play Beauty Player
Source: Based on company information, Euromonitor data, and estimates
COTY 6

Addition of the Worldwide #2 in Hair Salon
Global Salon FY15 Net Sales ($Bn)
1.4
L’OREAL
New COTY
Henkel
Kao
PAUL MITCHELL
ESTĒE LAUDER
SHISEIDO
REVLON
Pure Play Beauty Player
Non Pure Play Beauty Player
Source: Based on company information, Kline data, and estimates
COTY 7

A Well Balanced Portfolio…
FY2015 Revenue by Business
Coty ($4.4Bn) (1)
Skin & Body Care
($0.8Bn)
Color Cosmetics
($1.4Bn)
Fragrance
($2.2Bn)
33%
18%
49%
+
P&G Beauty Brands ($4.8Bn) (2)
Retail Hair & Cosmetics
($2.1Bn)
Fine Fragrances
($1.3Bn)
Salon Professional
($1.4Bn)
44%
27%
29%
New Coty ($9.2Bn)
COTY Professional Beauty (3)
($1.7Bn)
COTY Luxury
($3.8Bn) (5)
COTY Consumer Beauty
($3.8Bn) (4)
18%
41%
41%
Notes:
(1) Coty revenues do not include acquired Hypermarcas revenues
(2) P&G Beauty Brands’ revenues exclude the Excluded Brands (Dolce & Gabbana and Christina Aguilera) and the Divested Brands
(3) Includes P&G Salon and OPI
(4) Includes Coty Color Cosmetics excluding OPI, Coty Body Care, P&G Retail Hair Styling, P&G Retail Hair Color and P&G Color Cosmetics
(5) Includes Coty Fine Fragrances, Coty Skin, P&G Fine Fragrances and Gucci skin and body products
COTY 8

...With a Powerful Portfolio of Brands...

Each of the three divisions will be anchored in 3 major brands

Coty Luxury	Coty Consumer Beauty	Coty Professional Beauty
Calvin Klein	COVERGIRL	Wella Professionals
Hugo Boss	Rimmel London	O·P·I
Gucci	adidas	Sebastian Professional
philosophy	Max Factor X	System Professional
Marc Jacobs	Sally Hansen	Clairol Professional
Davidoff Parfums	nice'n easy	Nioxin
Lacoste	Wella Koleston	Londa Professional
Chloé	Bourjois Paris	Sassoon Professional
JOOP!	Playboy	
Jil Sander	wellaton	
Escada		
Stella McCartney Parfums		
Alexander McQueen		
miu miu		
Pro Forma FY2015 Revenue: \$3.8Bn	Pro Forma FY2015 Revenue: \$3.8Bn (1)	Pro Forma FY2015 Revenue: \$1.7Bn

Note:
(1) Does not include acquired Hypermarcas revenues

COTY

9

miu miu
TRANSACTION UPDATE
RIMMEL
GET THE LONDON LOOK
OPI

Transaction Summary
Structure and Consideration
• Transaction proposal was valued at $12.5Bn, comprised of $9.6Bn equity and $2.9Bn debt
• Assumed debt subject to certain adjustments, including up to a $1.1Bn adjustment based on the trading price of Coty stock (within a collar of $22.06 to $27.06) prior to Transaction close
• Based on the latest share price and estimated contract adjustments, Coty estimates the issuance of 412MM shares and $2.6Bn of assumed debt(1)
• P&G and Coty shareholders expected to own 54% / 46% immediately after transaction
Transaction Mechanics
• P&G preferred approach to distribution of new shares to P&G shareholders is a split-off
• In a split-off, P&G offers its shareholders the option to exchange their shares of P&G common stock to ultimately receive shares of New Coty
• Only ~5% of P&G shares need to be tendered in the exchange offer to be fully subscribed
Illustrative P&G Shares Required for Exchange
Coty Shares to be issued to P&G Shareholders (MM) 412
Ratio of P&G to Coty Stock Price ² 3.2x
P&G Shares Necessary for Tender (MM) 130
% of Total P&G Shares Outstanding ³ 5%
Expected Close
• Transaction expected to close in October 2016
Notes:
(1) Based on May 25, 2016 Coty stock price of $25.75; the debt amount reflects $2.4Bn collar amount and an estimated increase to the debt of ~$0.2Bn reflecting conservative assumptions on other adjustments, including: 1) a decrease of ~$0.3Bn for the Excluded Brands; 2) an increase of ~$0.1Bn in working capital; and 3) an increase of ~$0.4Bn in other adjustments
(2) Calculated as of May 25, 2016 as follows: P&G share price of $81.48 divided by Coty share price of $25.75 equates to a ratio of approximately 3.2x
(3) Based on 2.7Bn P&G shares outstanding and approximately 130MM P&G shares necessary to be tendered for a fully subscribed exchange offer, this corresponds to ~5% of the P&G shares outstanding;
calculation factors in no discount to arrive at the exchange ratio, as the discount will be determined by P&G at a later point
COTY 11

Update on Progress
Transaction Milestones
• S-4 registration statement filed on April 22, 2016 and amended on June 1, 2016
• Unconditional antitrust clearance from the E.U., the U.S., and several other required countries, with the antitrust clearance process nearly completed
• Confirmed transfer of ten fragrance licenses
Operational Milestones
• Organizational structure, associated headcount and decisions regarding locations finalized
• Executive Committee and Divisional Management teams appointed
• Cost and cash synergy work completed; associated one-time costs and capex requirements determined
• Portfolio and wholesale rationalization work in progress
• Impact of local go-to-market changes being assessed
• Extensive preparation for business, process & systems integration taking place
Financing Milestones
• Coty entered into secured financing commitments of $4.5Bn; upsized to $5.0Bn in April 2016
• Galleria Co., a wholly owned subsidiary of P&G, entered into secured financing commitments of $4.5Bn, to be ultimately assumed by Coty upon Transaction close
COTY 12

Led by a Very Strong Management Team



Chairman and Interim CEO
BART BECHT



Chief Financial Officer
PATRICE DE TALHOUËT



President, Coty Luxury
EDGAR HUBER



Chief Growth and Digital Officer
CAMILLO PANE

A Global Leader in Beauty



President, Coty Consumer Beauty
ESI EGGLESTON BRACEY [1]



President, Coty Professional Beauty
SYLVIE MOREAU [1]



Chief Scientific Officer
RALPH MACCHIO



Chief Legal Officer and Secretary
JULES KAUFMAN



Chief Supply Officer
MARIO REIS



Chief Human Resources Officer
SÉBASTIEN FROIDEFOND

Notes:
(1) P&G Beauty Brands employees to join Coty at close of the Transaction
Roles go into effect upon the close of the Transaction

COTY

13

Hypermarcas Beauty Business Integration
Well Underway
Transaction Milestones
• Hypermarcas Beauty Business transaction announced November 2, 2015
• Transaction closed February 1, 2016
• Carve-out transaction encompasses ~2,500 employees
• Annual sales of approximately $250MM USD (1)
Operational Milestones
• Organizational structure for the combined Coty Brazil business designed and leadership team appointed by June 1, 2016
• Remaining staff appointed and moved to the same location expected by September 2016
• All Coty Brazil operations going on same order, shipped out of the same warehouse, and on the same invoice expected by September 2016
• Hypermarcas Beauty Business exited Hypermarcas IT Transition Services Agreement and transitioned to Coty IT expected by August 2016
Business Trends
• Year-to-date sell-out for the acquired Hypermarcas Beauty business continues to show double-digit growth, outpacing the market (through April 2016)
• Cross functional, dedicated effort around commercial and planning strategy has already resulted in improvement in working capital
Notes:
(1) Based on R$977.5MM for Calendar 2014
14

FINANCIAL UPDATE
RIMMEL
LONDON
SallyHansen

FORWARD LOOKING STATEMENTS
Certain statements in this presentation are forward-looking statements. These forward-looking statements reflect Coty Inc.’s ( “Coty’s”) current views with respect to the completion of the transaction with The Procter & Gamble Company (“P&G”). These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “ambition,” “expect,” “should,” “would,” “could,” “intend,” “plan,” “project,” “seek,” “believe,” “will,” “opportunity,” “potential,” and similar words or phrases. Actual results may differ materially from the results predicted due to risks and uncertainties including inaccuracies in our assumptions in evaluating the transaction, difficulties in integrating P&G’s Fragrance, Color Cosmetics and Hair Color business (“P&G Beauty Brands”) into Coty and other difficulties in achieving the expected benefits of the transaction. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements.
Risks and uncertainties relating to the proposed transaction with P&G include, but are not limited to: uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, including certain licensor consents; competitive responses to the transaction; litigation relating to the transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the ability of Coty to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; the ability of Coty to promptly and effectively integrate P&G Beauty Brands and Coty; the effects of the business combination of Coty and P&G Beauty Brands, including the combined company’s future financial condition, operating results, strategy and plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial results are included under “Risk Factors” in Coty’s Registration Statement on Form S-4 filed on April 22, 2016, as amended on June 1, 2016, under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and other periodic reports Coty has filed and may file with the Securities and Exchange Commission from time to time. Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Coty will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Coty or its business or operations. Except to the extent required by applicable law, Coty undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
The fully diluted shares of Coty common stock immediately prior to the Merger are expected to represent approximately 46% of the fully diluted shares of Coty common stock immediately after the Merger, and the shares of Coty common stock issued in connection with the conversion of shares of Galleria Company common stock in the Merger are expected to represent approximately 54% of the fully diluted shares of Coty common stock immediately after the Merger.
The acquisition of P&G Beauty Brands is an unusually complex carve-out transaction and the integration of P&G Beauty Brands could cause material business disruption. As a result, integration efforts may detract from improving the performance of the underlying business.
COTY 16

Substantial Synergies
Impact on P&G Beauty Brands Pro Forma EBITDA ($MM)
1,081
~380(1)
(~130)
400
1,350
~780
FY15 Adjusted
Carve-Out EBITDA
D&G and Christina
Aguilera Brand
Contribution
Incremental
Synergies Over 4
Years Based on
New Scope
Run-Rate EBITDA
Operating Savings and One-Time Costs
• Total potential cost savings of approximately $780MM or 16% of acquired revenues, composed of two parts:
_ ~$380MM initial synergies, reflecting P&G costs that will not transfer
_ ~$400MM of incremental cost synergies ($250MM above July 2015 estimate)
_ Total $780MM synergies cumulatively phased as follows:
~40% ~70% ~85% ~100%
Year 1 Year 2 Year 3 Year 4
• One-time operating costs of ~$1.2Bn, which will be excluded from adjusted results, of which 90% will be cash costs
_ ~75% of one-time costs driven by synergies and integration
_ ~25% related to the carve-out and RMT deal structure
• Approximately 75% of one-time costs incurred through FY18
Note:
(1) Allocated P&G shared costs that will not transfer in the Transaction
COTY 17

Coty’s Adjusted Performance Metrics
FY15 Adjusted Operating Income
$MM
529
75 604
Standalone Coty FY15 Old Adj. Operating Profit
Standalone Coty FY15 Amortization
Standalone Coty FY15 New Adj. Operating Profit
FY15 Adjusted Earnings per Share
$
0.99
0.14 1.13
Standalone Coty FY15 Old Adj. EPS
EPS Impact of FY15 Amortization
Standalone Coty FY15 New Adj. EPS
• Adjusted performance metrics have been refined to exclude historical and prospective amortization of acquisition-related intangible assets
• Exclusion of amortization expense allows comparisons of operating results that are consistent over time for both Coty’s newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies
Note:
Reconciliation from Reported to Adjusted metrics provided in the Appendix
COTY 18

Combination Drives Strong Margin Enhancement Adjusted Operating Profit Margins (%) FY2015 Pro Forma Before Change in Scope With Change in Scope and Run-Rate Synergies 13.7 1.6 15.3 ~(0.3) ~4.3 ~19.3 15 – 18 Standalone Coty FY15 New Adj. Operating Margin(1) FY15 Adj. Operating Margin Expansion from P&G Beauty Brands (2) Pro Forma Coty FY15 Adj. Operating Margin D&G and Christina Aguilera Brand Contribution Run-rate Synergies by Year 4 (3) Pro Forma Coty Adj. Operating Margin Top Peers (4) P&G Beauty Brands will enhance the margin profile of New Coty from Day 1 P&G Beauty Brands, supported by the total expected synergies, expected to add ~600 bps to the Coty stand-alone operating profit margins over a 4-year period, making Coty an industry leader Notes:
(1) Excludes the impact of Standalone Coty’s existing amortization of $75MM
(2) P&G Beauty Brands FY15 earnings contribution excludes the approximately $380MM of non-transferred overhead costs and earnings contribution of the Divested Brands, and includes the earnings contribution from Dolce & Gabbana and Christina Aguilera. Excludes purchase price accounting related amortization and existing amortization
(3) Includes $400MM of run-rate synergies by the end of the fourth year of integration
(4) Fiscal 2015 operating margin reported by beauty peers, Estee Lauder and L’Oreal, excluding reported amortization
COTY 19

Significant Combined Earnings Power Pro Forma Adjusted EPS Accretion ($ / Share) Excludes Historical and Prospective Amortization of Acquisition-Related Intangible Assets FY2015 Pro Forma Before Change in Scope With Change in Scope and Run-Rate Synergies 1.13 (0.64 – 0.70) 0.88 (0.11) 0.39 1.59 – 1.64 Total Impact of Transaction: ~$0.50 Accretion
Coty FY15 New Adj. EPS (1) Impact of Share Issuance, Transaction Interest Expense(2) P&G Beauty Brands FY15 Earnings Contribution(3) D&G and Christina Aguilera Brand Contribution Run-rate Synergies by Year 4 (4) Adj. Coty Pro Forma EPS P&G Beauty Brands transaction, including anticipated synergies, to drive ~$0.50 adjusted EPS accretion through Year 4
Mechanical EPS contribution of the
transaction only, does not include:
Any underlying growth in the
combined business
Contribution of Hypermarcas
Anticipated portfolio rationalization
Notes:
(1) Excludes the impact of Coty’s FY15 amortization
(2) Based on assumed debt range of $2.0Bn to $4.0Bn (including Transaction adjustments). Excludes purchase price accounting related amortization, impact of Coty’s refinancing, one-time costs to achieve synergies and Transaction expenses
(3) P&G Beauty Brands’ FY15 earnings contribution excludes the approximately $380MM of non-transferred overhead costs and Divested Brands, and includes the earnings contribution from Dolce & Gabbana and Christina Aguilera. Excludes the tax affected impact of P&G Beauty Brands existing amortization
(4) Includes $400MM of run-rate synergies by the end of the fourth year of integration
COTY 20

Attractive Cash Flow and Return of Capital Cash Flow Anticipated ongoing pro forma free cash flow as presented below
Retained free cash flow is net of the impact of one-time items in the initial years: - One-time capex of ~$500MM to build the infrastructure of New Coty, which will be ~90% incurred through FY18 - One-time opex of ~$1.2Bn incurred through FY20, of which ~90% will be cash costs - Working capital benefit of ~$500MM over four years, ~70% to be realized through FY18
Pro Forma Free Cash Flow, Net of One-Time Items $800-900M $900-1,000M $1,000-1,100M $1,100-1,200M ~25% ~90% ~90% ~100% FY17 FY18 FY19 FY20
Retained Free Cash Flow Net of One-Time Cash Outflows 1 Net One-time Cash Outflows 2
Total pro forma free cash flow per annum; reflects tax-affected synergy benefits, but assumes no underlying growth in the business
Capital Structure / Return of Capital
Combined business, at close, to have moderate pro forma leverage of approximately 3.5x net debt / adjusted EBITDA, including Hypermarcas acquisition
Increase in dividend to $0.50 per share expected post closing
Combined business is expected to have strategic and financial flexibility
Note:
(1) Reflects pro forma free cash flow per annum plus tax-affected annual synergies net of one-time cash outflows; assumes no underlying growth in the business
(2) Reflects the net impact of one-time cash operating expenditures, one-time capital expenditures, and net working capital benefits
COTY 21

BOURJOIS
RIMMEL
LONDON
THE COTY JOURNEY

The Coty Journey
Our Ultimate Objective
Creating a global leader & challenger in Beauty with
increasingly better revenue growth rates and best-in-class
margins and cash conversion
COTY 23

Coty Growth Roadmap
Step change the revenue growth rate of New Coty
Rationalize the portfolio (up to 8% to be divested or terminated)
Keep upgrading talent & capabilities
Exploit the more intense focus of the new organization
Drive the key growth drivers harder:
Innovation Communication E-Commerce In-Store Execution
Further M&A to increase Coty’s exposure to higher growth pools with the objective of gradually closing the growth gap to best-in-class competitors
COTY 24

Summary

• The merger creates a pure play, new global leader & challenger in the Beauty industry with $9.2B in net revenues
• Transaction expected to contribute Earnings Per Share of approximately $0.50 by FY20
• Targeted to generate substantial pro forma free cash flow of $800-900MM, providing financial flexibility for the future
• Post rationalization of Coty’s portfolio & wholesale business, the Transaction creates a clear opportunity to accelerate growth, both organically and via further
M&A
• A strong new management team has been appointed which is well aligned to drive shareholder value
Shareholder Value Creation
COTY 25

APPENDIX

DAVIDOFF
Calvin Klein

P&G Beauty Brands Revenue and EBITDA Bridges

Fiscal Year 2015 Revenue Bridge
$MM
6,000
5,000
4,000
5,518
(84)
5,434
(586)
4,848
FY2015 S-4 Revenue
P&G Divested Brands (1)
FY2015 Adjusted
Revenue
Excluded Brands (2)
FY2015 Revenue Acquired
Fiscal Year 2015 EBITDA Bridge
$MM
1,500
750
0
634
379
(34)
102
1,081
(~130)
~950
FY2015 S-4 EBITDA
Non-Transferred Costs
P&G Divested Brands and One-Time Costs and Adjustments (3)
Depreciation Accounting Reclass (4)
FY2015 Adjusted EBITDA
D&G and Christina Aguilera Brand Contribution
FY2015 EBITDA Acquired
Notes:
(1) Includes Divested Brands that were included in P&G Beauty Brands’ financial results, but were never intended to be part of the Transaction (Laura Biagiotti, Puma, Rochas, Giorgio Beverly Hills and Naomi Campbell)
(2) Reflects Dolce & Gabbana and Christina Aguilera fragrance licenses which will not transfer to Coty
(3) Includes the Divested Brands, in addition to a range of P&G miscellaneous adjustments, including restructuring and one-time costs, fixture adjustments, etc.
(4) Reflects an accounting difference between P&G and New Coty, which will result in certain P&G Beauty Brands SG&A expenses being reclassified as depreciation
COTY 27

P&G Beauty Brands Performance

FY15 Sales Drivers—Total
$Bn
6.2
5.6
5.0
6.0
(1)%
(1)%
(6)%
5.5
FY14 Net Sales as Reported
Organic Growth for Acquired Brands (1)
Impact of Divested and Excluded Brands (2)
Foreign Exchange
FY15 Net Sales as Reported
First Nine Months FY16 Sales Drivers—Total
$Bn
4.2
3.6
3.0
4.3
(2)%
(2)%
(9)%
3.7
3Q YTD FY15 Net Sales as Reported
Organic Growth for Acquired Brands (1)
Impact of Divested and Excluded Brands (2)
Foreign Exchange
3Q YTD FY16 Net Sales as Reported
Notes:
(1) Reflects 41 brands to be acquired by Coty (excludes brands not transferring, Dolce & Gabbana and Christina Aguilera)
(2) Reflects Divested Brands which were never intended to be part of the Transaction (Laura Biagiotti, Puma, Rochas, Giorgio Beverly Hills and Naomi Campbell) and Excluded Brands (Dolce & Gabbana and Christina Aguilera)
COTY 28

Reconciliation from Reported to Adjusted Metrics

(in millions)	Twelve Months Ended June 30, 2015	2014	2013	Nine Months Ended March 31 2016	2015
Reported Operating Income	**395.1**	**25.7**	**394.4**	**257.1**	**418.5**
% of Net revenues	*9.0%*	*0.6%*	*8.5%*	*7.9%*	*12.4%*
Restructuring and other business realignment costs	91.4	34.1	36.1	98.5	64.2
Amortization	74.7	85.7	90.2	59.0	55.5
Acquisition-related costs	44.2	26.9	9.6	107.3	5.3
Share-based compensation expense adjustment	18.3	27.6	120.3	1.3	0.6
Public entity preparedness costs	-	1.2	7.7		
Gain on sale of asset	-	-	(19.3)		
Asset Impairment Charges	-	316.9	1.5	5.5	
Real estate consolidation program costs	(0.7)	32.3	22.5	-	(0.7)
China Optimization	(19.4)	35.9	0.0	-	(19.0)
Total adjustments to Reported Operating Income	208.5	560.6	268.6	271.6	105.9
Adjusted Operating Income	**603.6**	**586.3**	**663.0**	**528.7**	**524.5**
% of Net revenues	*13.7%*	*12.9%*	*14.3%*	*16.2%*	*15.5%*

(in millions)	Twelve Months Ended June 30, 2015	2014	2013	Nine Months Ended March 31 2016	2015
Reported Net Income attributable to Coty Inc.	**232.5**	**(97.4)**	**168.0**	**187.9**	**211.5**
% of Net revenues	*5.3%*	*(2.1%)*	*3.6%*	*5.7%*	*6.3%*
Adjustments to Reported Operating Income	208.5	560.6	268.6	271.6	105.9
Loss on early extinguishment of debt	88.8	-	-	3.1	88.8
Adjustments to noncontrolling interest expense	(1.2)	-	-	0.0	(1.2)
Adjustments to Other Expense				30.4	0.0
Adjustments to Interest Expense				(13.1)	0.0
Change in tax provision due to adjustments to Reported Net Income Attributable to Coty Inc.	(120.1)	(87.5)	(49.8)	(40.4)	(39.7)
Adjusted Net Income attributable to Coty Inc.	**408.5**	**375.7**	**386.8**	**439.5**	**365.3**
% of Net revenues	*9.3%*	*8.3%*	*8.3%*	*13.4%*	*10.8%*
Per Share Data:					
Adjusted Weighted-average common shares					
Basic	353.3	381.7	381.7	347.8	350.9
Diluted	362.9	390.7	396.4	356.9	360.7
Adjusted Net Income Attributable to Coty Inc. per Common Share:					
Basic	$ 1.16	$ 0.98	$ 1.01	$ 1.26	$ 1.04
Diluted	$ 1.13	$ 0.96	$ 0.98	$ 1.23	$ 1.01

29

DISCLAIMER

Definitions and Notes
Fiscal year represents Coty’s fiscal year ended June 30. Unless otherwise specified, beauty industry revenues and Coty and P&G Beauty Brands industry rankings are based on Euromonitor International Ltd. 2015 calendar year data and represent worldwide retail sales in the segments in which Coty and P&G Beauty Brands compete: fragrances, color cosmetics, retail hair color, salon hair color and styling, and skin & body care (skin & body care includes skin care, bath & shower products, deodorants and suncare). The information contained in this presentation relating to P&G and P&G Beauty Brands, including pro forma information incorporating such information, is based, in part, on representations made by P&G and, although Coty has no reason to believe that such information is inaccurate, it has not been independently verified by Coty. “Divested Brands” refers to beauty brands divested by P&G prior to the transaction, including Rochas, Laura Biagiotti, Naomi Campbell, Puma, and Giorgio Beverly Hills. “Excluded Brands” refers to the Dolce & Gabbana and Christina Aguilera fragrance licenses, which will not be transferring to Coty as part of the transaction. “Fully diluted shares” means shares outstanding as well as all outstanding equity grants and is not necessarily calculated in accordance to GAAP.
Important Notices and Additional Information
In connection with the transaction, Coty and the Galleria Co. have filed registration statements on Form S-4 and Form S-4/S-1, respectively, with the SEC registering shares of Coty’s common stock and common stock of Galleria Co., a subsidiary of P&G that will hold Galleria. Coty’s registration statement also includes a prospectus of Coty relating to the transaction. Coty will also file an information statement relating to the proposed transaction. P&G shareholders are urged to read the prospectus that will be included in the registration statements and any other relevant documents when they become available, and Coty shareholders are urged to read the information statement and any other relevant documents when they become available, because they will contain important information about Coty, Galleria and the transaction. The documents relating to the transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The documents (when they become available) can also be obtained free of charge from Coty upon written request to Coty Inc., Investor Relations, 350 Fifth Avenue, New York, New York 10118 or by calling 212-389-7300.
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the above described transactions, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Non-GAAP Financial Measures
In this presentation, Coty presents bridged revenues, Earnings Before Interest, Tax, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Operating Income, Adjusted Earnings per Share, non-transferred costs, and certain pro forma financial measures, which are non-GAAP financial measures that we believe better enable management and investors to analyze and compare the underlying business results from period to period. Adjusted and pro forma metrics exclude nonrecurring items, purchase price accounting related amortization, private company share-based compensation, restructuring costs and certain other information as footnoted within this presentation. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
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